UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2025

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Midland International Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 276-3966

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on January 5, 2025, AST & Science, LLC (“AST, LLC”), a subsidiary of AST SpaceMobile, Inc. (the “Company”), entered into a binding agreement (the “Strategic Collaboration Term Sheet”) with Ligado Networks LLC (“Ligado LLC”) under which the Company will receive long-term access to up to 45 MHz of lower mid-band spectrum in the United States and Canada for direct-to-device satellite applications. The transactions contemplated by this agreement, when consummated, will add additional capabilities to the Company’s technology and space-based network, based on the largest-ever communications arrays deployed in low Earth orbit, pairing existing plans for the continental United States on low-band spectrum, which offers superior penetration and coverage characteristics, with access to up to 45 MHz of lower mid-band spectrum, the largest available block of high-quality nationwide spectrum in the United States.

The Strategic Collaboration Term Sheet was entered into as part of the restructuring of Ligado LLC, which together with certain of its direct and indirect subsidiaries (together with Ligado LLC, “Ligado”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on January 5, 2025. The transactions contemplated in the Strategic Collaboration Term Sheet (collectively, the “AST Transaction”) are subject to the approval of the Bankruptcy Court, which approval should shortly precede confirmation of a pre-arranged chapter 11 plan of reorganization (the “Plan”).

Pursuant to the Strategic Collaboration Term Sheet, on March 22, 2025, (1) the Company, AST, LLC, Spectrum USA I, LLC, a subsidiary of AST, LLC (“SpectrumCo”), and Ligado LLC entered into a Framework Agreement (the “Framework Agreement”), (2) SpectrumCo and Ligado LLC entered into a Strategic Collaboration and Spectrum Usage Agreement (the “Collaboration Agreement”), (3) AST, LLC and One Dot Six LLC entered into a Spectrum Usage Rights Agreement (the “Usage Rights Agreement”), (4) the Company, Cerberus Capital Management, L.P. (“Cerberus”), and Fortress Credit Advisors LLC (“Fortress”) entered into a Side Letter Agreement (“Governance Side Letter”) and (5) the Company issued approximately 4.7 million warrants exercisable for shares of the Company’s Class A common stock (the “Warrant”, and together with the Framework Agreement, Collaboration Agreement, Usage Rights Agreement and Governance Side Letter, collectively, the “Definitive Agreements”).

Pursuant to the Collaboration Agreement, among other things, Ligado LLC will provide to SpectrumCo the right to use its satellites, ground station assets and L-band spectrum, including substantially all of the capacity on SkyTerra-1 and, in exchange, SpectrumCo will pay to Ligado LLC (1) at least $80 million annual payments in cash for use of the L-band spectrum; provided, that any portion of such amount in excess of the amount owed by Ligado to utilize the L-band spectrum may be paid in equity of the Company rather than cash for three years after closing; provided, further, that such usage-right consideration amount covers 100% of amounts due from Ligado to utilize the L-band spectrum and (2) certain revenue share payments derived from the usage of the L-band spectrum and from North American operations, in each case until the earlier of (x) December 31, 2035 (which can be renewed to December 31, 2107 at SpectrumCo’s election) or (y) the termination of the Collaboration Agreement.

Pursuant to the Framework Agreement, among other things, in consideration of the rights granted to the SpectrumCo under the Collaboration Agreement, the Company will pay to Ligado LLC: (1) $350 million in cash and (2) at the Company’s option, $200 million either in cash, convertible notes on market terms or a combination of the foregoing, in each case payable at the time specified in the Framework Agreement and on the terms and subject to the conditions set forth therein. The Framework Agreement also includes a break-up fee payable to the Company in the event that the Framework Agreement is terminated by the Company if the resolution of certain Ligado litigation materially adversely impacts the use of L-band spectrum by SpectrumCo.

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In addition, pursuant to the Usage Rights Agreement, (1) AST, LLC will have access to spectrum under the Master Agreement (1670-1675 MHz Spectrum), dated as of July 16, 2007, by and among Crown Castle MM Holding LLC, OP LLC and TVCC One Six Holdings LLC (succeeded by One Dot Six LLC), as amended on December 2, 2022 and the Amended and Restated Long-Term De Facto Transfer Lease Agreement, dated as of December 2, 2022, by and between OP, LLC and One Dot Six LLC (collectively, the “CCI Agreement”) for space to ground use on a preemptable basis, and, in exchange, (2) AST, LLC will pay an annual usage fee amount due in cash plus a 30% premium with respect to each such payment payable in Class A common stock of the Company. For seven years after the execution of the Usage Rights Agreement, AST, LLC will have the right to exercise an option to purchase spectrum under the CCI Agreement, so long as AST, LLC pays Ligado the purchase price with respect to such option plus a premium of 30% with respect to such purchase price payable in Class A common stock of the Company.

Pursuant to the Governance Side Letter, the Company will grant Cerberus and Fortress observer rights on the Board of Directors of the Company (the “Board”) and the Network and Spectrum Planning Committee of the Board.

The Warrant entitles the holder thereof to purchase from the Company up to a total of approximately 4.7 million shares, subject to certain adjustment on the terms and subject to conditions of the Warrant, of the Company’s Class A common stock at an exercise price per share equal to $0.01 per share, subject to a 12-month lock-up.

Ligado will retain ownership and ultimate control of its spectrum licenses, space station and ground station assets, subject to certain management and information rights granted to AST, LLC, but the parties agreed to negotiate terms for the transfer of licenses, space station and ground station assets to AST, LLC on resolution of certain Ligado litigation. The use of Ligado’s satellite capacity is currently subject to certain existing commercial agreements with third parties and AST, LLC’s use of such capacity is conditioned on the parties’ obtaining necessary amendment or termination of such agreements.

The above description of the Definitive Agreements has been included to provide investors with information regarding the terms of the Definitive Agreements. It is not intended to provide any other factual information about the Company, AST, LLC, Ligado or their respective subsidiaries or affiliates.

The foregoing description of the Definitive Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the (1) Framework Agreement, a copy of which is attached hereto as Exhibit 10.1, (2) Collaboration Agreement, a copy of which is attached hereto as Exhibit 10.2, (3) Usage Rights Agreement, a copy of which is attached hereto as Exhibit 10.3, (4) Governance Side Letter, a copy of which is attached hereto as Exhibit 10.4, and (5) Warrant, a copy of which is attached hereto as Exhibit 10.5, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the Warrant and the Framework Agreement is incorporated by reference herein in their entirety. The Company has issued the Warrant in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction not involving a public offering. Neither the Warrant nor the shares of the Company’s Class A common stock issuable thereunder have been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, which has been filed as Exhibit 10.5 hereof and is incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Framework Agreement, dated as of March 22, 2025, by and between Ligado Networks LLC, AST SpaceMobile, Inc., AST & Sciences, LLC and Spectrum USA I, LLC*
10.2	Strategic Collaboration and Spectrum Usage Agreement, dated as of March 22, 2025, by and between Ligado Networks LLC and AST & Sciences, LLC* +
10.3	Spectrum Usage Rights Agreement, dated as of March 22, 2025, by and between One Dot Six LLC and AST & Sciences, LLC* +
10.4	Side Letter Agreement, dated as of March 22, 2025, by and between AST SpaceMobile, Inc., Cerberus Capital Management, L.P. and Fortress Credit Advisors LLC
10.5	Pre-Funded Warrant, dated as of March 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule (or similar attachment) on request by the SEC.

+ Certain portions of this exhibit marked with “[***]” have been redacted pursuant to Item 601(b)(10) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC an unredacted copy of any exhibit (or similar attachment) on request by the SEC.

Forward-Looking Statements

This communication contains “forward-looking statements” that are not historical facts, and involve risks and uncertainties that could cause actual results of the Company to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “would,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict.

Factors that could cause such differences include, but are not limited to: (i) expectations regarding the Company’s strategies and future financial performance, including the Company’s future business plans or objectives, expected functionality of the SpaceMobile Service, anticipated timing of the launch of the Block 2 Bluebird satellites, anticipated demand and acceptance of mobile satellite services, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, ability to finance its research and development activities, commercial partnership acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s ability to invest in growth initiatives; (ii) the negotiation and execution of definitive agreements with mobile network operators relating to the SpaceMobile Service that would supersede preliminary agreements and memoranda of understanding and the ability to enter into commercial agreements with other parties or government entities; (iii) the ability of the Company to grow and manage growth profitably and retain its key employees and the Company’s responses to actions of its competitors and its ability to effectively compete; (iv) changes in applicable laws or regulations; (v) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (vi) the outcome of any legal proceedings involving the Company or Ligado, including any bankruptcy proceedings; and (vii) other risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission (SEC), including those in the Risk Factors section of the Company’s Form 10-K filed with the SEC on March 3, 2025.

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No assurance can be provided that the AST Transaction will be consummated or that the financing necessary to consummate the AST Transaction will be obtained. The AST Transaction is subject to a number of conditions, including the satisfaction of the closing conditions specified in the definitive documentation for the AST Transaction. In addition, Ligado’s ongoing bankruptcy proceedings present risks that the AST Transaction will not be consummated, including the risk that the AST Transaction will be abandoned before definitive documentation is approved by the bankruptcy court. There are also risks related to the Company’s ability to raise the capital necessary to pay Ligado pursuant to the Framework Agreement; any such financing would be subject to market conditions, any such equity financing could result in increased dilution to holders of the Company’s Class A common stock and any debt financing could impose operating restrictions on the Company’s business and require the Company to devote increasing amounts of cash to debt service. Moreover, even if the AST Transaction is consummated, the benefits of the AST Transaction will be subject to integration, technology and regulatory risks, as well as the risks to the Company referenced in the preceding paragraph.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors in the Company’s Form 10-K filed with the SEC on March 3, 2025. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2025	AST SPACEMOBILE, INC.

	By:	/s/ Andrew M. Johnson
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Chief Legal Officer